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                                   SSgA FUNDS

                        SUPPLEMENT DATED DECEMBER 6, 2000

                             SSgA MATRIX EQUITY FUND
                           SSgA AGGRESSIVE EQUITY FUND
                       PROSPECTUS DATED DECEMBER 17, 1999
                   (AS SUPPLEMENTED THROUGH NOVEMBER 17, 2000)

Effective immediately, the lead portfolio managers for the SSgA Matrix Equity and Aggressive Equity Funds have changed as indicated below:

SSgA MATRIX EQUITY FUND. Ms. Arlene Rockefeller, CFA and Principal, is the portfolio manager primarily responsible for investment decisions regarding the SSgA Matrix Equity Fund. Ms. Rockefeller joined SSgA in 1982 with extensive experience in investment research. Ms. Rockefeller is the Director of Global Active Equities where she is responsible for the three quantitative active equity groups; Active International, Active U.S., and Global Enhanced. Prior to her current position, Arlene was the Head of Global Enhanced Equities, managing the U.S. Value/Growth Selection model and enhanced style portfolios. Before this, Arlene was the Department Head for U.S. Structured Products at SSgA where she was instrumental in developing trading strategies for index changes, quantitative management of taxable strategies, and portfolio construction methodologies.

Ms. Rockefeller holds a Bachelor's degree in Statistics and a Master's degree in Informational Science from the University of Chicago. She also holds a Master of Business Administration degree, with honors, from Boston University. There are seven other portfolio managers assisting with the management of this Fund.

SSgA AGGRESSIVE EQUITY FUND. Ms. Susan Reigel, CFA and Principal, is the portfolio manager primarily responsible for investment decisions regarding the SSgA Aggressive Equity Fund. Ms. Reigel joined SSgA in 1997. She is the Strategy Leader for the U.S. Aggressive Growth and Mid Cap strategies and Co-manager of the Long-Short U.S. Equity and Large Cap Value strategies. In addition, Susan's role at State Street Global Advisors entails research and development across all of the quantitative U.S. active equity processes. Prior to joining SSgA in 1997, she managed U.S. active portfolios at Advanced Investment Technology in Clearwater, Florida. Susan started her career at the Florida State Board of Administration managing passive U.S. equity portfolios as well as managing and researching for quantitative U.S. active equity portfolios. She has been working in the investment management field since 1994.

Ms. Reigel holds an MBA in Finance from Florida State University and a BS in Mathematics from Florida State University. She is a member of the Chicago Quantitative Alliance (CQA), the Association for Investment Management and Research (AIMR), and the Boston Security Analysts Society (BSAS). There are seven other portfolio managers assisting with the management of this Fund.